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                         REGISTRATION RIGHTS AGREEMENT
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      THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into effective as of the 1st day of July, 1996, by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Company"), and the stockholders of the Company listed on the signature pages hereto (collectively, the "Stockholders," and each, a "Stockholder").

                             W I T N E S S E T H :

      WHEREAS, the Company, HealthPlan Services Alpha Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (the "Merger Subsidiary"), Harrington Services Corporation, a Delaware corporation ("HSC"), and the Stockholders are parties to that certain Plan and Agreement of Merger dated as of the 28th day of May, 1996 (the "Merger Agreement"), pursuant to which, among other things, the parties thereto agreed to the merger (the "Merger") of HSC with and into the Merger Subsidiary, with the effect that HSC would become a wholly owned subsidiary of the Company and the Stockholders would receive a combination of cash and shares of common stock of the Company for their shares of HSC common stock;

      WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Stockholders received, in the aggregate, approximately 1,347,150 shares (the "Registrable Securities") of the Company's common stock, par value $0.01 per share, as partial consideration for their shares of HSC common stock; and

      WHEREAS, pursuant to Section 2.6.1 of the Merger Agreement, the Company agreed to grant to the Stockholders certain rights with respect to the inclusion of the Registrable Securities in a registration statement to be prepared and filed by the Company, on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

      Section 1. Certain Definitions. As used in this Agreement, the following terms have the following meanings (all terms defined in this Agreement in the singular to have the same meanings when used in the plural and vice versa):

      (a) "Act" shall mean the Securities Act of 1933, as amended.

      (b) "Commission" shall mean the United States Securities and Exchange Commission.

      (c) "Common Stock" shall mean the Company's common stock, par value $0.01 per share, including the Registrable Securities.



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      (d) "Company" shall mean HealthPlan Services Corporation, a Delaware corporation.

      (e) "Continuous Offering" shall have the meaning set forth in Section 2(a) hereto.

      (f) "Continuous Offering Registration Statement"" shall have the meaning set forth in Section 2(a) hereto.

      (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (h) "HSC" shall mean Harrington Services Corporation, a Delaware corporation.

      (i) "Merger Agreement" shall have the meaning set forth in the preamble hereto.

      (j) "Merger Subsidiary" shall have the meaning set forth in the preamble hereto.

      (k) "Registrable Securities" shall have the meaning set forth in the preamble hereto.

      (l) "Securities Act" shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

      (m) "Stockholders" shall have the meaning set forth in the introductory paragraph hereto.

      (n) "Suspension Termination Date" shall have the meaning set forth in
Section 3(d) hereto.

      (o) "Underwritten Offering" shall have the meaning set forth in Section 3(a) hereto.

      (p) "Underwritten Offering Registration Statement" shall have the meaning set forth in Section 3(a) hereto.

      (q) "Underwritten Registration Notice" shall have the meaning set forth in
Section 3(a) hereto.

      Section 2.  Registration Rights.

      (a) Within 15 days after the Closing Date (as defined in the Merger Agreement), the Company shall begin the preparation of, and shall file with the Commission as promptly as practicable thereafter, a registration statement (the "Continuous Offering Registration Statement") sufficient to permit the public offering and sale of the Registrable Securities by the Stockholders through the facilities of all appropriate securities exchanges and the over-the-counter market (the "Continuous Offering"), and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective on or before August 31, 1996; provided that in all events, such Continuous Offering Registration Statement shall become effective on or before October 31, 1996 unless an


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Underwritten Offering Registration Statement pursuant to the provisions of
Section 3 hereof has become effective prior thereto and the 90 day lockup period related thereto has not then expired in which case such Continuous Offering Registration Statement shall become effective within 55 days of the expiration of such lockup period.

      (b) In the event of a registration for a Continuous Offering pursuant to this Section 2, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Stockholders may reasonably request; provided, however, that the Company shall not by reason of this Section 2(b) be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

      (c) The Company shall keep effective any Continuous Offering Registration Statement or qualification contemplated by this Section 2 and shall from time to time amend or supplement each applicable Continuous Offering Registration Statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Stockholders to complete the offer and sale of the Registrable Securities covered thereby provided, however, the Company shall in no event be required to keep any such registration or qualification in effect beyond the date on which the Registrable Securities are first saleable under Rule 144 (or any similar provisions) of the Securities Act.

      (d) In the event of a Continuous Offering registration pursuant to the provisions of this Section 2, the Company shall furnish to the Stockholders such number of copies of the Continuous Offering Registration Statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such Continuous Offering Registration Statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents as the Stockholders may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

      (e) If, at any time during which the Company has the obligation to keep effective the Continuous Offering Registration Statement contemplated by Section 2(a) hereof, the Company becomes aware of the happening of any event or discovers any facts during the period such Continuous Offering Registration Statement is effective that (i) makes any statement made in such Continuous Offering Registration Statement or the related prospectus untrue in any material respect or (ii) causes such Continuous Offering Registration Statement or the related prospectus to omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company will use its reasonable efforts to prepare a supplement or post-effective amendment to such Continuous Offering Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Stockholders, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Stockholder to


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suspend use of the prospectus as promptly as practicable after an appropriate officer or employee of the Company becomes aware of the occurrence of such an event, and each Stockholder hereby agrees to suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission or has advised such Stockholders that use of such prospectus may be resumed. At such time as public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, or the Company otherwise determines that use of such prospectus may be resumed, the Company agrees to promptly notify each Stockholder of such determination and (if applicable) to furnish each such Stockholder such numbers of copies of the prospectus, as amended or supplemented, as such Stockholder may reasonably request. The Company will pay all registration expenses in connection with the registration of Registrable Securities pursuant to this Section 2, and each Shareholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Shareholder's Registrable Securities pursuant to a Continuous Offering.

      Section 3.  Underwritten Offering Registration Rights.

      (a) If the Company proposes to register, at any time during which holders of Registrable Securities hold in the aggregate more than 200,000 shares of Common Stock and such shares of Common Stock have not become saleable under Rule 144 (or any similar provisions) of the Securities Act, any Common Stock under the Securities Act (other than a registration on Form S-8 or any successor or similar forms, relating to Common Stock issuable upon exercise of employee stock options or in conjunction with an employee benefit plan or similar plan of the Company or any of its subsidiaries), in a manner which would permit registration of the Registrable Securities for sale to the public under the Securities Act pursuant to an underwritten public offering (the "Underwritten Offering"), it will at such time give prompt written notice (the "Underwritten Registration Notice") to all holders of record of Registrable Securities of its intention to do so (including the intended method of disposition), and of such Shareholders' rights under this Section 3, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration (the "Underwritten Offering Registration Statement"). Any such notice shall offer all of the holders of Registrable Securities the opportunity to include in such Underwritten Offering Registration Statement such number of Common Stock as each such Shareholder may request. Upon the written request of any such Shareholder made within 10 days after the receipt of notice from the Company (which request shall specify the number of Common Stock intended to be disposed of by such Shareholder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Shareholders thereof, to the extent necessary to permit disposition of the Registrable Securities so to be registered in accordance with the Company's intended method of disposition; provided that (i) all Shareholders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities so requested to be included, to the underwriters selected by the Company on the same terms and conditions as apply to the Company, and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 3 and prior to the effective date of the Underwritten Offering Registration Statement, the Company shall determine for any reason not to proceed with the Underwritten Offering, the Company shall give written

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notice to all Shareholders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company will pay all registration expenses in connection with the registration of Registrable Securities pursuant to this
Section 3, and each Shareholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Shareholder's Registrable Securities pursuant to an Underwritten Offering.

      (b) If the managing underwriter of an Underwritten Offering registration pursuant to this Section 3 advises the Company that, in its view, the number of securities (including all Registrable Securities) which the Company, the Shareholders and any other persons intended to include in such registration exceeds the maximum offering size, the Company will include Registrable Securities and other securities in such registration, in the following priority, up to the maximum offering size:

          (i) first, One Million (1,000,000) shares shall be Registrable Securities requested to be included in such registration by the Shareholders pursuant to Section 3(a) hereof (allocated, if necessary for the offering not to exceed the offering size, or for the number of shares of Registrable Securities not to exceed 1,000,000 shares, pro rata among the Shareholders requesting registration of such Registrable Securities pursuant to Section 3(a) hereof based upon the relative number of shares of Common Stock then owned by each such Shareholder that has requested to be included in such registration); provided, however, that if the Underwritten Registration Notice is given to the holders of Registrable Securities at a time when such holders have had the opportunity to sell at least one million (1,000,000) shares of Registrable Securities in an Underwritten Offering, then the Company will no longer be obligated to provide the holders of Registrable Securities with the first priority in such Underwritten Offering and the Company may instead provide the holders of Registrable Securities with the inclusion priority set forth in Section

     3(b)(iii), below;

        (ii) second, the securities proposed to be included by the Company; and

       (iii) third, the securities requested to be included by any other persons pursuant to piggyback registration rights possessed by such persons together with the Registrable Securities in excess of One Million shares which have been requested to be included in such registration by the Shareholders pursuant to Section 3(a) hereof (allocated, if necessary for the offering not to exceed the offering size, pro rata among the other people possessing piggyback registration rights and the Shareholders requesting registration of such Registrable Securities, based upon the relative number of shares of Common Stock then owned by each such Shareholder or other person that has requested to be included in such registration).

      (c) Until the earlier of (i) such time as the number of Registrable Securities is less that two hundred thousand (200,000) shares, or (ii) the date on which the Registrable Securities are first saleable under Rule 144 (or any similar provision) of the Securities Act, which is 24 months after the date of this Agreement, the Company shall not enter into any agreement with any holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement includes a provision that conflicts with the priority provisions of Section 3(b) hereof.

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      (d) Upon the filing of an Underwritten Offering Registration Statement, the Company shall have the right to withdraw or suspend use of any Continuous Offering Registration Statement which has previously been filed and is not yet effective with the Commission.

      (e) Upon the delivery by the Company of the Underwritten Registration Notice, the Company's obligation to proceed with the Continuous Offering shall be suspended until the earlier of (i) such time as the Company shall determine not to proceed with the Underwritten Offering, (ii) the time required to complete the Underwritten Offering including any applicable lockup period thereafter, or (iii) 145 days from the date of the Underwritten Registration Notice (the "Suspension Termination Date"). If the Shareholders own any Registrable Securities on the Suspension Termination Date and none of such securities are saleable under Rule 144 (or any similar provisions) of the Securities Act, then the Company shall file a Continuous Offering Registration Statement within ten days after the Suspension Termination Date and shall cause such Continuous Offering Registration Statement to become effective on or before 45 days after the Suspension Termination Date and the provisions of Sections 2(c), 2(d) and 2(e) herein shall apply to such Continuous Offering. The foregoing notwithstanding, the Company shall cause a Continuous Offering Registration Statement to become effective by October 31, 1996, in the event that no Underwritten Offering Registration Statement has become effective before such date.


      Section 4  Indemnification.

      (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Stockholder from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 4, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 4 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Stockholders by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any

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liability the Company may otherwise have, including liabilities arising under this Agreement.

      If any action is brought against any of the Stockholders (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 4(a)), and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 4 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in, or otherwise seek to terminate, any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Stockholders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, final prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

      (b) Each Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Stockholders, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Stockholders in Section 4(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Stockholders by or on behalf of the Stockholders expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be

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brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against a Stockholder pursuant to this Section 4(b), such Stockholder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 4(a). Notwithstanding the foregoing, no stockholder shall be required to indemnify the Company under this Section 4(b) for any amount in excess of the gross proceeds received by said Stockholder in a sale or sales of Registrable Securities under this Agreement.


      (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 4(a) or 4(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Stockholders, as a second entity, shall contribute to all losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Stockholders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Stockholders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and each of the Stockholders agree that it would be unjust and inequitable if the respective obligations of the Company and the Stockholders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Stockholders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 4(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 4(c), each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 4(c). Anything in this
Section 4(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 4(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.


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      Section 5. Assignment of Registration Rights. Rights under this Agreement may be assigned by the Stockholders to transferees or assignees of the Stockholders' Registrable Securities; provided, however, that the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if, immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Act. The term "Stockholder" or "Stockholders" as used in this Agreement includes permitted assignees of rights under this Agreement in accordance with this
Section 5.

      Section 6. Lock-Up Agreement. Each of the Stockholders hereby agrees that, if the Company prepares and files a registration statement with the Commission relating to the offer and sale of securities for the Company's account on an underwritten basis during the period in which the Company has the obligation to keep effective the registration statement contemplated by Section 3(a) hereof, then upon request of the underwriters managing such offering, such Stockholder will enter into a lock-up agreement with the managing underwriters providing that such Stockholder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of such underwriters until 90 days following the closing of the offering covered by the registration statement filed for the Company's account.

      Section 7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Stockholder that such Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of distribution of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

      Section 8.  Miscellaneous.

      (a) A copy of this Agreement shall be filed with the Secretary of the Company.

      (b) The provisions of this Agreement shall be deemed to apply equally to the Registrable Securities or other securities distributed in respect of the Registrable Securities.

      (c) At any time and from time to time each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

      (d) Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to him or it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either

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case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

      (e) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at 3501 Frontage Road, Tampa, Florida 33607,
Attention: James K. Murray, Jr., (ii) if to a Stockholder, at his address on the signature page of this Agreement, (iii) if to a transferee of a Stockholder, at such transferee's address set forth in the notice of transfer, or (iv) in any case, to such other address as the party shall have furnished in writing in accordance with this Section 8(e). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 8(e) shall be deemed given at the time of receipt thereof.

      (f) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be amended only by a written instrument executed by the Company and by the Stockholders.

      (g) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and shall inure to the benefit of each indemnified party under Section 4.

      (h) Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      (i) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      (j) This Agreement shall terminate on such date as the Stockholders own no Registrable Securities, provided that nothing herein shall affect any rights or obligations which arise prior to such termination or under Section 4 hereof.

      (k) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

      (l) Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

      (m) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principals of conflict of law thereunder.

      (n) The Company and each of the Stockholders irrevocably consent to the jurisdiction of the courts of the State of Delaware and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such other document or instrument. In any such action or proceeding, the Company and each of the Stockholders waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 8(e). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint, or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount or other relief as demanded in any summons, complaint, or other process so served.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          HEALTHPLAN SERVICES CORPORATION


                                          By: J.K. Murray III
                                              ---------------------------
                                          Name:  J.K. Murray III
                                          Title: Executive Vice President


                                          APA EXCELSIOR II


                                          By: /s/ Robert Chefitz
                                              ---------------------------
                                              Robert Chefitz, G.P.


                                          APAX CAPITAL RISQUE


                                          By:____________________________

      (m) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principals of conflict of law thereunder.

      (n) The Company and each of the Stockholders irrevocably consent to the jurisdiction of the courts of the State of Delaware and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such other document or instrument. In any such action or proceeding, the Company and each of the Stockholders waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 8(e). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint, or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount or other relief as demanded in any summons, complaint, or other process so served.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          HEALTHPLAN SERVICES CORPORATION


                                          By: ___________________________

                                          Name: _________________________

                                          Title: ________________________


                                          APA EXCELSIOR II


                                          By: ___________________________


                                          APAX CAPITAL RISQUE


                                          By:  Maurice Tchenio
                                             ----------------------------

                                          APAX CAPITAL RISQUE IIA


                                          By:  Maurice Tchenio
                                             ----------------------------


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          ______________________________
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:  Maurice Tchenio
                                             ----------------------------


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          ______________________________
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:  Coutts & Co. (Jersey) Ltd.,
                                               as Custodian
                                             ----------------------------


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          ______________________________
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:  Coutts & Co. (Jersey) Ltd.,
                                               as Custodian
                                             ----------------------------


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          ______________________________
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:  Coutts & Co. (Jersey) Ltd.,
                                               as Custodian
                                             ----------------------------


                                          ______________________________
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          /s/ Robert R. Parker
                                          ------------------------------
                                          ROBERT R. PARKER


                                          ______________________________
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE
                                          UNDER TRUST AGREEMENT DATED

                                          11/23/94

                                          APAX CAPITAL RISQUE IIA


                                          By:___________________________


                                          APAX CAPITAL RISQUE IIC


                                          By:___________________________


                                          APA EXCELSIOR VENTURE CAPITAL
                                          HOLDINGS (JERSEY) LTD.


                                          By:___________________________


                                          APAX VENTURE CAPITAL FUND LTD.


                                          By:___________________________


                                          APAX VENTURES II LTD.


                                          By:___________________________


                                          ______________________________
                                          ROBERT R. PARKER


                                          /s/ Warren G. Blue
                                          ------------------------------
                                          WARREN G. BLUE


                                          ______________________________
                                          MARTIN RAPAPORT


                                          ______________________________
                                          MARTIN RAPAPORT, AS TRUSTEE

                                          UNDER TRUST AGREEMENT DATED
                                          11/23/94

                                          /s/ Hannah Rapaport Salia
                                          -------------------------------
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________
                                          CLAY R. CAROLAND, III



                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          /s/ Hannah Salia, Trustee for
                                              Rachel Fatima Salia
                                          -------------------------------
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________
                                          CLAY R. CAROLAND, III



                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          /s/ Hannah Salia, Trustee For
                                              Mariama Sara Salia
                                          -------------------------------
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________
                                          CLAY R. CAROLAND, III



                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          /s/ Robert J. Covert
                                          -------------------------------
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________
                                          CLAY R. CAROLAND, III



                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          /s/ Robert A. Arthur
                                          /s/ Charlene M. Arthur
                                          -------------------------------
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________

                                          CLAY R. CAROLAND, III


                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          /s/ Michael S. Blue
                                          -------------------------------
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________

                                          CLAY R. CAROLAND, III


                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          /s/ Steven J. Covert
                                          -------------------------------
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________

                                          CLAY R. CAROLAND, III


                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          /s/ Jeffrey W. Covert
                                          -------------------------------
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________

                                          CLAY R. CAROLAND, III


                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          /s/ Clay R. Caroland
                                          -------------------------------

                                          CLAY R. CAROLAND, III


                                          _______________________________
                                          THOMAS GREENE, TRUSTEE

                                          _______________________________
                                          HANNAH RAPAPORT SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          RACHEL FATIMA SALIA


                                          _______________________________
                                          HANNAH SALIA, TRUSTEE FOR
                                          MARIAMA SARA SALIA


                                          _______________________________
                                          ROBERT J. COVERT


                                          _______________________________
                                          ROBERT A. or CHARLENE M. ARTHUR


                                          _______________________________
                                          MICHAEL S. BLUE


                                          _______________________________
                                          STEVEN J. COVERT


                                          _______________________________
                                          JEFFREY W. COVERT


                                          GREYSTONE FINANCIAL GROUP, INC.


                                          By:____________________________


                                          _______________________________
                                          CLAY R. CAROLAND, III



                                          /s/ Thomas Greene
                                          -------------------------------
                                          THOMAS GREENE, TRUSTEE

                                          /s/ Jessie B. Greene
                                          -------------------------------
                                          JESSIE B. GREENE


                                          _______________________________
                                          TOM E. GREENE, III


                                          PITT & CO.


                                          By:____________________________



                                          MELLON BANK, N.A., AS MASTER
                                          TRUSTEE FOR ABBOT CAPITAL
                                          MANAGEMENT L.P.


                                          By:____________________________



                                          HANK & CO.


                                          By:____________________________



                                          BANKERS TRUST, AS TRUSTEE FOR
                                          GENERAL MOTORS CORPORATION
                                          SALARIED RETIREMENT PLAN


                                          By:____________________________



                                          BANKERS TRUST, AS TRUSTEE FOR

                                          GENERAL MOTORS CORPORATION
                                          HOURLY PENSION PLAN


                                          By:____________________________

                                          _______________________________
                                          JESSIE B. GREENE


                                          /s/ Tom E. Greene, III
                                          -------------------------------
                                          TOM E. GREENE, III


                                          PITT & CO.


                                          By:____________________________



                                          MELLON BANK, N.A., AS MASTER
                                          TRUSTEE FOR ABBOT CAPITAL
                                          MANAGEMENT L.P.


                                          By:____________________________



                                          HANK & CO.


                                          By:____________________________



                                          BANKERS TRUST, AS TRUSTEE FOR
                                          GENERAL MOTORS CORPORATION
                                          SALARIED RETIREMENT PLAN


                                          By:____________________________



                                          BANKERS TRUST, AS TRUSTEE FOR

                                          GENERAL MOTORS CORPORATION
                                          HOURLY PENSION PLAN


                                          By:____________________________

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By: [ILLEGIBLE]
                                             ----------------------------


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By: [ILLEGIBLE]
                                             ----------------------------


                                          _______________________________
                                          WILLIAM T. BRAKE


                                          _______________________________
                                          STEVEN J. WEBER


                                          _______________________________
                                          WILLIAM R. ASH, JR.


                                          _______________________________
                                          ALAN P. FAZER



                                          _______________________________
                                          THOMAS J. O'NEILL

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By:____________________________


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By:____________________________


                                          /s/ William T. Brake
                                          -------------------------------
                                          WILLIAM T. BRAKE


                                          _______________________________
                                          STEVEN J. WEBER


                                          _______________________________
                                          WILLIAM R. ASH, JR.


                                          _______________________________
                                          ALAN P. FAZER



                                          _______________________________
                                          THOMAS J. O'NEILL

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By:____________________________


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By:____________________________


                                          _______________________________
                                          WILLIAM T. BRAKE


                                          /s/ Steven J. Weber
                                          -------------------------------
                                          STEVEN J. WEBER


                                          _______________________________
                                          WILLIAM R. ASH, JR.


                                          _______________________________
                                          ALAN P. FAZER


                                          _______________________________
                                          THOMAS J. O'NEILL

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By:____________________________


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By:____________________________


                                          _______________________________
                                          WILLIAM T. BRAKE


                                          _______________________________
                                          STEVEN J. WEBER


                                          /s/ William R. Ash, Jr.
                                          -------------------------------
                                          WILLIAM R. ASH, JR.


                                          _______________________________
                                          ALAN P. FAZER


                                          _______________________________
                                          THOMAS J. O'NEILL

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By:____________________________


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By:____________________________


                                          _______________________________
                                          WILLIAM T. BRAKE


                                          _______________________________
                                          STEVEN J. WEBER


                                          _______________________________
                                          WILLIAM R. ASH, JR.


                                          /s/ Alan P. Fazer
                                          -------------------------------
                                          ALAN P. FAZER


                                          _______________________________
                                          THOMAS J. O'NEILL

                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST SMALL CAP FUND


                                          By:____________________________


                                          COMMINGLED EMPLOYEE BENEFIT
                                          TRUST EMERGING HEALTH FUND


                                          By:____________________________


                                          FAIRFIELD INVESTORS II, L.P.


                                          By:____________________________


                                          PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.


                                          By:____________________________


                                          _______________________________
                                          WILLIAM T. BRAKE


                                          _______________________________
                                          STEVEN J. WEBER


                                          _______________________________
                                          WILLIAM R. ASH, JR.


                                          _______________________________
                                          ALAN P. FAZER


                                          /s/ Thomas J. O'Neill
                                          -------------------------------
                                          THOMAS J. O'NEILL

                                          /s/ Diana F. Butts
                                          ------------------------------
                                          DIANA F. BUTTS


                                          _______________________________
                                          KENNETH L. DI BELLA


                                          _______________________________
                                          PHILIP R. PARKER


                                          _______________________________
                                          CHRISTOPHER E. PARKER


                                          _______________________________
                                          JAMIE PARKER SHEPHERD


                                          _______________________________
                                          GARRY L. KOCH

                                          _______________________________
                                          DIANA F. BUTTS


                                          /s/ Kenneth L. Di Bella
                                          -------------------------------
                                          KENNETH L. DI BELLA


                                          _______________________________
                                          PHILIP R. PARKER


                                          _______________________________
                                          CHRISTOPHER E. PARKER


                                          _______________________________
                                          JAMIE PARKER SHEPHERD


                                          _______________________________
                                          GARRY L. KOCH

                                          _______________________________
                                          DIANA F. BUTTS


                                          _______________________________
                                          KENNETH L. DI BELLA


                                          /s/ Phillip R. Parker
                                          -------------------------------
                                          PHILIP R. PARKER


                                          _______________________________
                                          CHRISTOPHER E. PARKER


                                          _______________________________
                                          JAMIE PARKER SHEPHERD


                                          _______________________________
                                          GARRY L. KOCH

                                          _______________________________
                                          DIANA F. BUTTS


                                          _______________________________
                                          KENNETH L. DI BELLA


                                          _______________________________
                                          PHILIP R. PARKER


                                          /s/ Christopher E. Parker
                                          -------------------------------
                                          CHRISTOPHER E. PARKER



                                          _______________________________
                                          JAMIE PARKER SHEPHERD


                                          _______________________________
                                          GARRY L. KOCH

                                          _______________________________
                                          DIANA F. BUTTS


                                          _______________________________
                                          KENNETH L. DI BELLA


                                          _______________________________
                                          PHILIP R. PARKER


                                          _______________________________
                                          CHRISTOPHER E. PARKER


                                          /s/ Jamie Parker Shepherd
                                          -------------------------------
                                          JAMIE PARKER SHEPHERD


                                          _______________________________
                                          GARRY L. KOCH

                                          _______________________________
                                          DIANA F. BUTTS


                                          _______________________________
                                          KENNETH L. DI BELLA


                                          _______________________________
                                          PHILIP R. PARKER



                                          _______________________________
                                          CHRISTOPHER E. PARKER


                                          _______________________________
                                          JAMIE PARKER SHEPHERD


                                          /s/ Garry L. Koch
                                          -------------------------------
                                          GARRY L. KOCH


                                      -16-